UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2012

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52833	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue Suite 900 Saint Petersburg, FL	33701	(727) 895-7737
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 3, 2012, the Board of Directors of United Insurance Holdings Corp. (the Company) appointed Mr. Jay K. Williams as its Vice President of Marketing beginning on July 16, 2012. This is a newly created position for the Company and Mr. Williams will be responsible for the Company's sales and marketing efforts. Mr. Williams will be compensated at an annual rate of $200,000 with no stock options and no guaranteed bonus plan.

Mr. Williams, age 55, has over 30 years of executive experience in all aspects of the insurance industry, serving most recently as President of Bankers Underwriters, Inc., a subsidiary of Bankers Financial Corp. (Bankers), a Florida-based company, operating a diverse array of enterprises, ranging from insurance to property development. While at Bankers, Mr. Williams was responsible for all phases of financial management, personnel management, and strategic planning for Bankers Underwriters, Inc. and several of its affiliated companies. Prior to joining Bankers, Mr. Williams served as the Managing Director for FAIA Members Services, Inc. (FMS). During his tenure at FMS, Mr. Williams was responsible for leading the "for profit" subsidiary of the Florida Association of Insurance Agents, a nonprofit state trade association of insurance agencies. He has significant experience in running multi-million dollar organizations including marketing, budgeting income and expenses, relationship management, mergers and acquisitions, personnel management, and sales management.

Mr. Williams, with a number of insurance-related licenses and accreditations, is an independent consultant, education specialist, and expert witness. He also serves on the faculty of Independent Insurance Agents & Brokers of America's Virtual University “Ask An Expert” program and as an insurance expert for consumers on AllExperts.com.

We have attached hereto as Exhibit 99.1 a copy of our press release announcing Mr. Williams' appointment as Vice President of Marketing.

Item 9.01(d): Listing of Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:    /s/ John F. Rohloff
Name:     John F. Rohloff
Title:     Interim Chief Financial Officer
(principal financial officer)

Date: July 05, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 05, 2012, announcing the appointment of Jay Williams as Vice President of Marketing for United Insurance Holdings Corp.